Debt and Other Financing Arrangements	12 Months Ended
Jul. 02, 2011
Debt [Abstract]
Debt and Other Financiing Arrangements
10. DEBT AND OTHER FINANCING ARRANGEMENTS
     Sysco's debt consists of the following:

	July 2, 2011	July 3, 2010
	(In thousands)
Short-term bank borrowings, interest at 2.0% as of July 2, 2011	$181,975	$—
Senior notes, interest at 6.1%, maturing in fiscal 2012	200,092	200,186
Senior notes, interest at 4.2%, maturing in fiscal 2013	253,316	252,801
Senior notes, interest at 4.6%, maturing in fiscal 2014	208,779	208,249
Senior notes, interest at 5.25%, maturing in fiscal 2018	497,724	497,379
Senior notes, interest at 5.375%, maturing in fiscal 2019	248,693	248,524
Debentures, interest at 7.16%, maturing in fiscal 2027	50,000	50,000
Debentures, interest at 6.5%, maturing in fiscal 2029	224,593	224,570
Senior notes, interest at 5.375%, maturing in fiscal 2036	499,639	499,625
Senior notes, interest at 6.625%, maturing in fiscal 2039	245,524	245,364
Industrial Revenue Bonds and other debt, interest averaging 5.9% as of July 2, 2011 and 5.7% as of July 3, 2010, maturing at various dates to fiscal 2026	58,188	53,934

Total debt	2,668,523	2,480,632
Less current maturities of long-term debt	(207,031)	(7,970)
Less short-term bank borrowings	(181,975)	—

Net long-term debt	$2,279,517	$2,472,662

     The principal payments required to be made during the next five fiscal years on debt outstanding as of July 2, 2011 are shown below:

Amount
(In thousands)
2012	$207,031
2013	258,171
2014	211,908
2015	3,481
2016	1,896
Short-term Borrowings
     As of July 2, 2011, Sysco had uncommitted bank lines of credit, which provided for unsecured borrowings for working capital of up to $95.0 million. As of July 3, 2010, Sysco had uncommitted bank lines of credit, which provided for unsecured borrowings for working capital of up to $88.0 million. There were no borrowings outstanding under these lines of credit as of July 2, 2011 or July 3, 2010, respectively.
     As of July 2, 2011 and July 3, 2010, the company's Irish subsidiary, Pallas Foods Limited, had a €10.0 million (Euro) committed facility for unsecured borrowings for working capital. There were no borrowings outstanding under this facility as of July 2, 2011 or July 3, 2010.
     On June 30, 2011, a Canadian subsidiary of Sysco entered into a short-term demand loan facility for the purpose of facilitating a distribution from the Canadian subsidiary to Sysco, and Sysco concurrently entered into an agreement with the bank to guarantee the loan. As of July 2, 2011, the amount outstanding under the facility was $182.0 million. The interest rate under the facility was 2.0% and payable on the due date. The loan was repaid in full on July 4, 2011.
Commercial Paper and Revolving Credit Facility
     Sysco has a Board-approved commercial paper program allowing the company to issue short-term unsecured notes in an aggregate amount not to exceed $1,300.0 million.
     Sysco and one of its subsidiaries, Sysco International, ULC., have a revolving credit facility supporting the company's U.S. and Canadian commercial paper programs. The facility in the amount of $1,000.0 million expires on November 4, 2012, but is subject to extension.
     During fiscal 2011, 2010 and 2009, aggregate outstanding commercial paper issuances and short-term bank borrowings ranged from approximately zero to $330.3 million, zero to $1.8 million, and zero to $165.0 million, respectively. There were no commercial paper issuances outstanding as of July 2, 2011 and July 3, 2010, respectively.
Fixed Rate Debt
     In February 2009, Sysco deregistered the securities remaining unsold under its then existing shelf registration statement that was filed with the SEC in February 2008 for the issuance of debt securities. In February 2009, Sysco filed with the SEC an automatically effective well-known seasoned issuer shelf registration statement for the issuance of an indeterminate amount of debt securities that may be issued from time to time.
     In March 2009, Sysco issued 5.375% senior notes totaling $250.0 million due March 17, 2019 (the 2019 notes) and 6.625% senior notes totaling $250.0 million due March 17, 2039 (the 2039 notes) under its February 2009 shelf registration. The 2019 and 2039 notes, which were priced at 99.321% and 98.061% of par, respectively, are unsecured, are not subject to any sinking fund requirement and include a redemption provision which allows Sysco to retire the notes at any time prior to maturity at the greater of par plus accrued interest or an amount designed to ensure that the note holders are not penalized by early redemption. Proceeds from the notes will be utilized over a period of time for general corporate purposes, which may include acquisitions, refinancing of debt, working capital, share repurchases and capital expenditures.
     The 4.20% senior notes due February 12, 2013, 4.60% senior notes due March 15, 2014, the 5.25% senior notes due February 12, 2018, the 5.375% senior notes due September 21, 2035 and the 6.5% debentures due August 1, 2028 are unsecured, are not subject to any sinking fund requirement and include a redemption provision that allows Sysco to retire the debentures and notes at any time prior to maturity at the greater of par plus accrued interest or an amount designed to ensure that the debenture and note holders are not penalized by the early redemption.
     The 7.16% debentures due April 15, 2027 are unsecured, are not subject to any sinking fund requirement and are no longer redeemable prior to maturity.
     The 6.10% senior notes due June 1, 2012, issued by Sysco International, Co., a wholly-owned subsidiary of Sysco now known as Sysco International, ULC, are fully and unconditionally guaranteed by Sysco Corporation, are not subject to any sinking fund requirement, and include a redemption provision which allows Sysco International, ULC. to retire the notes at any time prior to maturity at the greater of par plus accrued interest or an amount designed to ensure that the note holders are not penalized by the early redemption.
     Sysco's Industrial Revenue Bonds have varying structures. Final maturities range from four to 15 years and certain of the bonds provide Sysco the right to redeem the bonds at various dates. These redemption provisions generally provide the bondholder a premium in the early redemption years, declining to par value as the bonds approach maturity.
Total Debt
     Total debt as of July 2, 2011 was $2,668.5 million of which approximately 75% was at fixed rates with a weighted average of 5.9% and an average life of 15 years, and the remainder was at floating rates with a weighted average of 2.1% and an average life of one year. Certain loan agreements contain typical debt covenants to protect note holders, including provisions to maintain the company's long-term debt to total capital ratio below a specified level. Sysco is currently in compliance with all debt covenants.
Other
     As of July 2, 2011 and July 3, 2010 letters of credit outstanding were $23.0 million and $28.4 million, respectively.